SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.   20549


                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 28,
1995

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a
Pooling and Servicing Agreement dated as of September 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1995-KS3)


            Residential Asset Securities Corporation


     (Exact name of registrant as specified in its charter)

   DELAWARE                       33-56893       51-0362653
(State or Other Jurisdiction     (Commission     (I.R.S. Employer
of Incorporation)              File Number)     Identification

                                                             No.)




 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                         55437
 (Address of Principal                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612)832-7000









Item 7. Financial Statements, Pro Forma Financial Information and

        Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

        1. Pooling and Servicing Agreement, dated as of September 1,1995 among Residential Asset Securities Corporation as seller,Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.


                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET SECURITIES

                            CORPORATION


                            By:
                            Name:  William E. Waldulsky
                            Title: Vice President


Dated: September 28, 1995


                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET SECURITIES

                            CORPORATION


                            By:   /s/  William E. Waldulsky
                            Name:  William E. Waldulsky
                            Title: Vice President


Dated: September 28, 1995